                                                                      Exhibit 25

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                          ---------------------------
                                    FORM T-1

                  STATEMENT OF ELIGIBILITY AND QUALIFICATION
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          ---------------------------

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
                OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)_____

                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)


                                  13-3781471
                     (I.R.S. Employer Identification No.)

                      100 Wall Street, New York, NY      10005
              (Address of principal executive offices) (Zip Code)

                          ---------------------------

                           FOR INFORMATION, CONTACT:
                          Dennis Calabrese, President
                 First Trust of New York, National Association
                          100 Wall Street, 16th Floor
                              New York, NY 10005
                                (212) 361-2502

                          --------------------------

                          AVERY DENNISON CORPORATION
               (Exact name obligor as specified in its charter)

            Delaware                               95-1492269
  (State or other jurisdiction of               (I.R.S. Employer
  incorporation or organization)               Identification No.)

   150 North Orange Grove Boulevard                   91103
        Pasadena, California                        (Zip Code)
(Address of principal executive offices)

                    ---------------------------------------
                                Debt Securities
                      (Title of the indenture securities)

Item 1.  GENERAL INFORMATION.
      Furnish the following information as to the trustee:

  (a) Name and address of each examining or supervising authority to which it is subject.

      Name                             Address
      ----                             -------

      Comptroller of the Currency      Washington D.C.

  (b) Whether it is authorized to exercise corporate trust powers.

      Yes

Item 2.  AFFILIATIONS WITH OBLIGOR

      If the obligor is an affiliate of the trustee, describe each such affiliation.

  None

Item 16.  LIST OF EXHIBITS

  Exhibit 1 Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-8377 4.

  Exhibit 2 Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to
             Exhibit 2 of Form T-1, Registration No. 33-83774.

  Exhibit 3 Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

  Exhibit 4 By-Laws of First Trust of New York, National Association, Incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-55851.

  Exhibit 5  Not applicable.

  Exhibit 6 Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to
             Exhibit 6 of Form T-1, Registration No. 33-83774.

  Exhibit 7 Report of Condition of First Trust of New York, National Association, as of the close of business on September 30, 1996, published pursuant to law or the requirements of its supervising or examining authority.

  Exhibit 8  Not applicable.

  Exhibit 9  Not applicable.


                                    SIGNATURE


      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 19th day of November, 1996.



                                  FIRST TRUST OF NEW YORK,
                                   NATIONAL ASSOCIATION



                                  By: /s/ Geovanni Barris
                                     ---------------------------
                                     Geovanni Barris
                                     Assistant Vice President

                                                                       Exhibit 7
                                                                       ---------



                         FIRST TRUST OF NEW YORK, N.A.
                       STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/96

                                   ($000'S)

ASSETS                                           9/30/96
                                                 --------
  Cash and Due From Depository Institutions      $ 31,930
  Federal Reserve Stock                             3,658
  Fixed Assets                                        738
  Intangible Assets                                81,749
  Other Assets                                      5,710
                                                 --------
    TOTAL ASSETS                                 $123,785
                                                 ========

LIABILITIES

    Other Liabilities                               6,826
                                                 --------
    TOTAL LIABILITIES                               6,826

EQUITY
  Common and Preferred Stock                        1,000
  Surplus                                         120,932
  Undivided Profits                                (4,973)
                                                 --------
TOTAL LIABILITIES AND EQUITY CAPITAL             $123,785
                                                 ========

=========================================================

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N.A.



By: /s/ Geovanni Barris
   ------------------------------------
   Geovanni Barris
   Assistant Vice President

Date:  November 19, 1996